Exhibit 10.1

MIDCAP FINANCIAL INVESTMENT CORPORATION

(a Maryland corporation)

Common Stock, Par Value $0.001 Per Share

EQUITY DISTRIBUTION AGREEMENT

Ladies and Gentlemen:

MidCap Financial Investment Corporation, a Maryland corporation (the “Company”), Apollo Investment Management, L.P., a Delaware limited partnership (the “Adviser”), and Apollo Investment Administration, LLC, a Delaware limited liability company (the “Administrator”), each confirms its agreement with [   ] (the “Sales Agent”) with respect to the sale by the Company of shares of common stock, par value $0.001 per share, of the Company (“Common Stock”), having an aggregate offering price of up to $200 million (the “Agreement”). The shares of Common Stock to be sold by the Sales Agent are herein called, collectively, the “Securities.” The Company, the Adviser and the Administrator have also entered into an agreement (the “Sales Agreement”) in substantially similar form to this Agreement, dated of even date herewith, with [    ] (the “Other Agent”). The aggregate amount of Securities that may be sold collectively pursuant to this Agreement and the Sales Agreement shall not exceed the lesser of $200 million and the dollar amount of Securities permitted to be sold under the Registration Statement (as defined below).

The Company has filed with the Securities and Exchange Commission (the “Commission”) a shelf registration statement on Form N-2 (File No. 333-271227), relating to the registration of the Securities and certain of the Company’s other securities under the Securities Act of 1933, as amended (the “1933 Act”), which registration statement became automatically effective on April 12, 2023 pursuant to Rule 462(e) of the rules and regulations of the Commission promulgated under the 1933 Act (such provisions, the “1933 Act Regulations”). The Company has also filed with the Commission a prospectus supplement, dated the date hereof, as such prospectus supplement may be amended (the “Prospectus”), which contains a base prospectus, dated April 12, 2023, in accordance with the provisions of Rule 430B (“Rule 430B”) of the 1933 Act Regulations and Rule 424(b) (“Rule 424(b)”) of the 1933 Act Regulations. The information, if any, included or incorporated by reference in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be a part of such registration statement pursuant to Rule 430B is referred to as “Rule 430B Information.” Unless the context otherwise requires, such registration statement, including all documents filed as part thereof and any Rule 430B Information contained in a prospectus subsequently filed with the Commission pursuant to Rule 424(b) and deemed to be part of the registration statement and also including any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations, is herein called the “Registration Statement.” All references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus, including those made pursuant to Rule 424(b) under the 1933 Act or such other rule under the 1933 Act as may be applicable to the Company, shall be deemed to mean and include, without limitation the filing of any document under the Securities Exchange Act of 1934, as amended (the “1934 Act”), which is or is deemed to be incorporated by reference in or otherwise to be a part of or included in the Registration Statement or the Prospectus, as the case may be, as of any specified date. For purposes of this Agreement, all references to the Registration Statement, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system or any successor system (“EDGAR”).

A Form N-54A Notification of Election to be Subject to Sections 55 through 65 of the Investment Company Act of 1940 Filed Pursuant to Section 54(a) of the Investment Company Act (File No. 814-00646) (the “Notification of Election”) was filed with the Commission on February 6, 2004 under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations and any applicable guidance and/or interpretation of the Commission or its staff thereunder (the “1940 Act Regulations”, together with the 1933 Act Regulations, the “Regulations”).

The Company has entered into that certain Fourth Amended and Restated Investment Advisory Management Agreement, dated as of August 1, 2022 (the “Investment Management Agreement”), with the Adviser. The Company has entered into that certain Second Amended and Restated Administration Agreement, dated as of May 17, 2018 (the “Administration Agreement”), with the Administrator. Collectively, the Investment Management Agreement and the Administration Agreement are herein referred to as the “Company Agreements.”

As used in this Agreement, “Applicable Time” means the time of each sale of the applicable Securities pursuant to this Agreement.

SECTION 1. Representations and Warranties.

(a) Representations and Warranties by the Company. The Company represents and warrants to the Sales Agent as of the date hereof, the Applicable Time, each Representation Date (as defined below) and any Date of Delivery (as defined below) and agrees with the Sales Agent, and the Adviser and the Administrator, jointly and severally, represent and warrant to and agree with the Sales Agent as of the date hereof, the Applicable Time, each Representation Date (as defined below) and any Date of Delivery (as defined below), as follows:

(i) The Company has prepared and filed with the Commission the Registration Statement, including a related base prospectus, for registration under the 1933 Act of the offering and sale of the Securities. Such Registration Statement, including any post-effective amendments thereto, has become effective. The Company may have filed, as part of an amendment to the Registration Statement or pursuant to Rule 424(b), one or more amendments thereto, each of which has previously been furnished to you. The Notification of Election was filed with the Commission on February 6, 2004 under the 1940 Act. The Company has filed with the Commission the Prospectus related to the Securities in accordance with Rule 424(b). The Prospectus contains all information required by the 1933 Act and the 1940 Act and the Regulations. The Registration Statement meets the requirements set forth in Rule 415(a)(1) of the 1933 Act Regulations (“Rule 415(a)(1)”).

(ii) Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective (the “Effective Time”), complied in all material respects with the applicable requirements of the 1933 Act, the 1940 Act and the Regulations. At the Effective Time, at the Applicable Time and at each Date of Delivery, neither the Registration Statement nor any post-effective amendment thereto contained, contains or will contain any untrue statement of a material fact or omitted, omits or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement (or any post-effective amendment ) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Sales Agent specifically for inclusion therein (collectively, the “Sales Agent Information”). The Commission has not issued a stop order under the 1933 Act suspending the effectiveness of the Registration Statement or any post-effective amendment thereto.

(iii) The Prospectus and any amendment or supplement thereto complied when filed with the Commission in all material respects with the provisions of the 1933 Act, the 1940 Act and the Regulations. Neither the Prospectus nor any amendment or supplement thereto, as of their respective date(s), at the time of any filing with the Commission pursuant to Rule 424(b), at the Applicable Time or at any Date of Delivery, contained, contains or will contain any untrue statement of a material fact or omitted, omits or will omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to any Sales Agent Information contained in or omitted from the Prospectus (or any amendment or supplement thereto). The Commission has not issued any order preventing or suspending the use of the Prospectus.

(iv) The Company has been duly incorporated and is validly existing in good standing as a corporation under the laws of the State of Maryland, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly qualified to do business and is in good standing under the laws of each jurisdiction which requires such qualification. Other than MFIC Bethesda CLO 1 LLC, MFIC Amplify SPV LLC, MFIC Omada SPV LLC, MFIC Ostrich SPV LLC, MFIC Transformer SPV LLC, MFIC Hera SPV LLC, MFIC Lender LLC, AP Surf Investments, LLC, AIC SB Holdings, LLC, MFIC Poseidon SPV LLC, AIC SHD Holdings, LLC, MFIC Boreas SPV LLC, AIC Spotted Hawk Holdings, LLC, AIC Pelican Holdings, LLC, AIC SPV Holdings II, LLC, Merx Aviation Finance, LLC, Dynamic Tankers, LLC and MESA Tankers LLC, the Company has no direct subsidiaries, i.e., no entity of which the Company owns more than 50% of the voting interests.

(v) All of the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable and are free of any preemptive or similar rights; and, except as set forth in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding.

(vi) The Company has taken all required action under the 1933 Act, the 1940 Act and the Regulations to make the public offering and consummate the sale of the Securities as contemplated by this Agreement.

(vii) There are no agreements, contracts, indentures, leases, permits or other instruments of a character required to be described in the Registration Statement or the Prospectus, or to be filed as an exhibit to the Registration Statement, which are not described or filed as required; the statements in the Registration Statement and the Prospectus under the headings “Management”, “Certain Relationships”, “Certain U.S. Federal Income Tax Consequences”, “Description of Our Debt Securities” and “Regulation,” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings.

(viii) The execution and delivery of and the performance by the Company of its obligations under this Agreement and the Company Agreements have been duly and validly authorized by the Company and this Agreement and the Company Agreements have been duly executed and delivered by the Company and constitute the valid and legally binding agreements of the Company, except as the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or thereafter in effect relating to creditors’ rights generally, (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought or (iii) the enforceability of any rights to indemnification or contribution that may be violative of the public policy underlying any law, rule or regulation (regardless of whether enforceability is considered in a proceeding in equity or law).

(ix) The authorized, issued and outstanding Common Stock of the Company is as set forth in the Registration Statement and the Prospectus under the caption “Capitalization.” The outstanding Common Stock has been duly authorized and validly issued and is fully paid and non-assessable. None of the outstanding Common Stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company. The Common Stock (including the Securities) conforms to all statements relating thereto contained in the Registration Statement and the Prospectus and such description conforms to the rights set forth in the instruments defining the same; and the Securities to be issued and sold by the Company hereunder have been duly authorized and, when issued and delivered and paid for as provided herein, will be duly and validly issued, will be fully paid and non-assessable and will conform in all material respects to the descriptions thereof in the Registration Statement and the Prospectus; and the issuance of the Securities are not subject to any preemptive or similar rights.

(x) When the Notification of Election and any amendment or supplement thereto were each filed with the Commission, each (i) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the 1940 Act and the 1940 Act Regulations, as applicable to business development companies, and (ii) did not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. The Company has duly elected to be treated by the Commission under the 1940 Act as a “business development company” (the “BDC Election”) and the Company has not filed with the Commission any notice of withdrawal of the BDC Election pursuant to Section 54(c) of the 1940 Act. The BDC Election is effective, and no order of suspension or revocation of such election has been issued or proceedings therefor initiated or, to the Company’s knowledge, threatened by the Commission.

(xi) The Company is, and at all times through the completion of the transactions contemplated hereby will be, in compliance in all material respects with the applicable provisions of the 1933 Act and the 1940 Act. No person is serving or acting as an officer, director or investment adviser of the Company except in accordance with the applicable provisions of the 1940 Act, the 1940 Act Regulations, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the rules and regulations of the Commission promulgated under the Advisers Act (the “Advisers Act Regulations”). The Company and the Adviser are not aware that any executive officer of the Company plans to terminate employment with the Company.

(xii) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein or in the Company Agreements, except such as have been made or obtained under the 1933 Act, the 1940 Act, the 1934 Act, the Advisers Act, the rules and regulations of the Financial Industry Regulatory Authority (“FINRA”) and the Nasdaq Global Select Market, and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Sales Agent in the manner contemplated herein and in the Prospectus.

(xiii) Neither the issuance and sale of the Securities, the execution, delivery or performance of this Agreement or any of the Company Agreements, nor the consummation of the transactions herein or therein contemplated, nor the fulfillment of the terms hereof or thereof, conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, (i) the Articles of Incorporation or by-laws of the Company, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its properties.

(xiv) No holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

(xv) The financial statements, together with related schedules and notes, included or incorporated by reference in the Prospectus and the Registration Statement present fairly the financial condition, results of operations and cash flows of each of the Company, Merx Aviation Finance, LLC (“Merx”), Apollo Senior Floating Rate Fund Inc. (“AFT”) and Apollo Tactical Income Fund Inc. (“AIF”), respectively, as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the 1933 Act and the 1940 Act, as applicable, and have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved (except as otherwise noted therein); and the other financial and statistical information and data included in the Registration Statement and the Prospectus are accurately derived from such financial statements and the books and records of the Company, Merx, AFT and AIF, as the case may be.

(xvi) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or its property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions herein contemplated or (ii) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

(xvii) The Company owns, leases, or has rights to use, all such properties as are necessary to the conduct of its operations as presently conducted.

(xviii) The Company is not in violation or default of (i) any provision of its Articles of Incorporation or by-laws, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its properties, except in the case of clauses (ii) and (iii) for such violations or defaults that would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company, whether or not arising from transactions in the ordinary course of business.

(xix) Except as otherwise stated therein, since the date as of which information is given in the Prospectus (i) there has been no material adverse change in the condition (financial or otherwise), prospects, earnings, business or properties of the Company, whether or not arising in the ordinary course of business and (ii) there has been no transaction entered into by the Company which is material to the Company other than those in the ordinary course of its business.

(xx) At the time of filing the Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act) of the Securities and as of the date hereof, the Company was not and is not an “ineligible issuer,” and is a well-known seasoned issuer, in each case as defined under the 1933 Act and the 1933 Act Regulations, in each case at the times specified in the 1933 Act in connection with the offering of the Securities, without taking account of any determination by the Commission pursuant to Rule 405 under the 1933 Act that it is not necessary that the Company be considered an ineligible issuer. The Registration Statement is a “automatic shelf registration statement” as defined in Rule 405 of the 1933 Act, that automatically became effective not more than three years prior to the date hereof; the Company has not received from the Commission any notice pursuant to Rule 401(g)(2) of the 1934 Act objecting to use of the automatic shelf registration statement form and the Company has not otherwise ceased to be eligible to use the automatic shelf registration form.

(xxi) Deloitte & Touche LLP, who has certified the financial statements of each of the Company, AFT and AIF for the fiscal years ended December 31, 2022 and December 31, 2023 and delivered its report with respect to the audited financial statements of each of the Company, AFT and AIF for those fiscal years included or incorporated by reference in the Registration Statement and the Prospectus, is an independent registered public accounting firm with respect to the Company, AFT or AIF, as the case may be, within the meaning of the 1933 Act, the 1940 Act and Regulations. PricewaterhouseCoopers, who has certified the financial statements of the Company for the fiscal year ended March 31, 2022 included or incorporated by reference in the Registration Statement and the Prospectus, was an independent registered public accounting firm with respect to the Company within the meaning of the 1933 Act, the 1940 Act and Regulations at the time it delivered such audit report.

(xxii) The Company has not prepared, made, used, authorized, approved or distributed and will not prepare, make, use, authorize, approve or distribute any “written communication” (as defined in Rule 405 under the 1933 Act) that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Company or its agents and representatives (other than a communication referred to in clauses (i), (ii), (iii) and (iv) below), an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the 1933 Act or Rule 134 under the 1933 Act, (ii) the Registration Statement, (iii) the Prospectus, and (iv) any electronic road show or other written communications, in each case approved in writing in advance by the Sales Agent. Each such Issuer Free Writing Prospectus, if any, complies in all material respects with the 1933 Act, has been or will be (within the time period specified in Rule 433 under the 1933 Act (“Rule 433”) filed in accordance with the 1933 Act (to the extent required thereby) and, when taken together with the prospectus supplement filed prior to the first use of such Issuer Free Writing Prospectus did not, and will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any Sales Agent Information included in or omitted from any Issuer Free Writing Prospectus.

(xxiii) The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged and which the Company deems adequate; all policies of insurance insuring the Company or its business, assets, employees, officers and directors, including the Company’s directors and officers errors and omissions insurance policy and its fidelity bond required by Rule 17g-1 of the 1940 Act Regulations, are in full force and effect; the Company is in compliance with the terms of such policies and fidelity bond in all material respects; and there are no claims by the Company under any such policies or fidelity bond as to which any insurance company is denying liability or defending under a reservation of rights clause; the Company has not been refused any insurance coverage sought or applied for; and the Company has no reason to believe that it will not be able to renew its existing insurance coverage and fidelity bond as and when such coverage and fidelity bond expires or to obtain similar coverage and fidelity bond from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Registration Statement and the Prospectus (exclusive of any supplement thereto).

(xxiv) The Company possesses all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business, and the Company has not received any notice of proceedings relating to the revocation or modification of any such license, certificate, permit or authorization which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

(xxv) The Company maintains and will maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization and with the investment objectives, policies and restrictions of the Company and the applicable requirements of the 1940 Act, the 1940 Act Regulations and the Internal Revenue Code of 1986, as amended (the “Code”); (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles, to calculate net asset value, to maintain accountability for assets and to maintain material compliance with the books and records requirements under the 1940 Act and the 1940 Act Regulations; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company’s internal control over financial reporting as defined in 1934 Act Rules 13a-15(f) and 15d-15(f) is effective and the Company is not aware of any material weakness in its internal control over financial reporting.

(xxvi) The Company maintains “disclosure controls and procedures” (as such term is defined in 1934 Act Rules 13a-15(e) and 15d-15(e)); such disclosure controls and procedures are effective, and the Company is not aware of any material weakness in such controls and procedures.

(xxvii) The Company has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the 1934 Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities, and the Company is not aware of any such action taken or to be taken by any affiliates of the Company; provided, that any action in connection with the Company’s distribution reinvestment plans will not be deemed a violation of this paragraph.

(xxviii) This Agreement and each of the Company Agreements complies in all material respects with all applicable provisions of the 1933 Act, the 1940 Act, the Regulations, the Advisers Act and the Advisers Act Regulations and the Company’s Board and shareholders have approved the Investment Management Agreement as required by Section 15(c) of the 1940 Act. The operations of the Company are in compliance in all material respects with the provisions of the 1940 Act applicable to “business development companies”. The provisions of the Articles of Incorporation and bylaws of the Company and the investment objective, policies and restrictions described in the Prospectus, assuming they are implemented as so described, will comply in all material respects with the applicable requirements of the 1940 Act. The terms of the Investment Management Agreement, including compensation terms, comply with the provisions of Sections 15(a) and 15(c) of the 1940 Act and Section 205 of the Advisers Act, each as applicable to business development companies.

(xxix) Except as disclosed in the Prospectus, no director of the Company is an “interested person” (as defined in the 1940 Act) of the Company or an “affiliated person” (as defined in the 1940 Act) of the Sales Agent.

(xxx) The Company intends to direct the investment of the proceeds of the offering of the Securities in such a manner as to comply with the requirements of Subchapter M of the Code.

(xxxi) The Company owns, possesses, licenses or has other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of the Company’s business as now conducted or as proposed in the Prospectus to be conducted. Except as set forth in the Prospectus (a) there are no rights of third parties to any such Intellectual Property; (b) there is no material infringement by third parties of any such Intellectual Property; (c) there is no pending or threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (d) there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; and (e) there is no pending or threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim.

(xxxii) The Company has filed, or has caused to be filed, all foreign, federal, state and local tax returns required to be filed or has properly requested extensions thereof, whether or not arising from transactions in the ordinary course of business, and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, whether or not arising from transactions in the ordinary course of business, except (i) for any such tax, assessment, fine or penalty that is currently being contested in good faith and with respect to which the Company has established adequate reserves in conformity with generally accepted accounting principles or (ii) where the failure to file such returns or pay such tax, assessment, fine or penalty would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company or is as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto); and the Company has been and is currently in compliance with the requirements of Subchapter M of the Code to qualify as a regulated investment company under the Code.

(xxxiii) There are no transfer taxes or other similar fees or charges under federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the Securities.

(xxxiv) Except as disclosed in the Registration Statement and the Prospectus, the Company (i) does not have any material lending or other relationship with any bank or lending affiliate of the Sales Agent and (ii) does not intend to use any of the proceeds from the sale of the Securities hereunder to repay any outstanding debt owed to any affiliate of the Sales Agent.

(xxxv) There is and has been no failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Sections 302 and 906 related to certifications.

(xxxvi) The Company has adopted and implemented written policies and procedures reasonably designed to prevent violation of the Federal Securities Laws (as that term is defined in Rule 38a-1 under the 1940 Act) by the Company, including policies and procedures that provide oversight of compliance by each investment adviser, administrator and transfer agent of the Company.

(xxxvii) The operations of the Company are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and the money laundering statutes and the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(xxxviii) There are no business relationships or related-party transactions involving the Company or any other person required to be described in the Registration Statement and the Prospectus, which have not been described as required, it being understood and agreed that the Company and the Adviser make no representation or warranty with respect to any such relationships involving the Sales Agent or any affiliate and any other person that have not been disclosed to the Company by the Sales Agent in connection with this offering.

(xxxix) To the Company’s knowledge, neither the Company nor any employee or agent of the Company has made any payment of funds of the Company or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement and the Prospectus.

(xl) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Registration Statement and the Prospectus will not be, required to register as an “investment company” as defined in the 1940 Act.

(xli) The Company has not, directly or indirectly, extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company, or to or for any family member or affiliate of any director or executive officer of the Company.

(xlii) Any statistical and market-related data included in the Registration Statement and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required.

(xliii) Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company, and to the knowledge of the Company, its affiliates, have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(xliv) None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent or employee of the Company or any of its subsidiaries is (A) an individual or entity (“Person”) currently the subject or target of any sanctions administered or enforced by the United States Government, including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council, the European Union, His Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”) or (B) located, organized or ordinarily resident in a country or territory that is the subject of Sanctions. The Company will not, directly or indirectly, use the proceeds of the sale of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiaries, joint venture partners or other Person, for the purpose of funding any activities of or business with any Person, or in any country or territory, that, at the time of such funding, is the subject of Sanctions or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions. In the past five (5) years, the Company and its subsidiaries have not knowingly engaged in, and are not now knowingly engaged in, any unauthorized dealings or transactions with any Person that at the time of the dealing or transaction is or was the subject or target of Sanctions.

(xlv) To the best knowledge of the Company, in each case where such event (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions herein contemplated or (ii) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company, (A) there has been no security breach or incident, unauthorized access or disclosure, or other compromise relating to the Company’s or its subsidiaries’ information technology, computers, systems, networks, hardware, software, websites, applications, data and databases (including the data and information of their respective customers, employees, suppliers, vendors and any third party data maintained, processed or stored by the Company and its subsidiaries, and any such data processed or stored by third parties on behalf of the Company and its subsidiaries), equipment or technology (collectively, “IT Systems and Data”), (B) the IT Systems and Data are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its subsidiaries as currently conducted, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants, except, in each case, as would not reasonably be expected to, individually or in the aggregate, have a material adverse effect, (C) neither the Company nor its subsidiaries have been notified of, and have no knowledge of any event or condition that would result in, any security breach or incident, unauthorized access or disclosure or other compromise to their IT Systems and Data and (D) the Company and its subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures, and technological safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of their IT Systems and Data, including all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”), used in connection with their businesses, and there have been no breaches, violations, outages or unauthorized uses of or accesses to same, except, in each case, as would not reasonably be expected to, individually or in the aggregate, have a material adverse effect. The Company and its subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and Personal Data and to the protection of such IT Systems and Data and Personal Data from unauthorized use, access, misappropriation or modification.

(xlvi) The Common Stock is an “actively-traded security” excepted from the requirements of Rule 101 of Regulation M under the 1934 Act by Rule 101(c)(1) under the 1934 Act.

(b) Representations and Warranties by the Adviser and the Administrator. The Adviser and the Administrator, jointly and severally, represent to the Sales Agent as of the date hereof, the Applicable Time, each Representation Date (as defined below) and any Date of Delivery (as defined below), and agrees with the Sales Agent, as follows:

(i) The Adviser has been duly formed and is validly existing in good standing under the laws of the state of Delaware, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly qualified to do business and is in good standing under the laws of each jurisdiction which requires such qualification. The Administrator has been duly formed and is validly existing in good standing under the laws of the state of Delaware, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly qualified to do business and is in good standing under the laws of each jurisdiction which requires such qualification.

(ii) The Adviser is duly registered as an investment adviser under the Advisers Act and the Adviser is not prohibited by the Advisers Act, the 1940 Act, the Advisers Act Regulations or the 1940 Act Regulations from acting under the Investment Management Agreement, as contemplated by the Prospectus.

(iii) The Adviser has or had full power and authority to enter into this Agreement and the Investment Management Agreement, and the Administrator had full power and authority to enter into this Agreement and the Administration Agreement; the execution and delivery of, and the performance by the Adviser of its obligations under, this Agreement and the Investment Management Agreement have been duly and validly authorized by the Adviser, and the execution and delivery of, and the performance by the Administrator of its obligations under this Agreement and the Administration Agreement have been duly and validly authorized by the Administrator; and this Agreement and the Investment Management Agreement have been duly executed and delivered by the Adviser and this Agreement and the Administration Agreement have been duly executed and delivered by the Administrator, and each such agreement constitutes the valid and legally binding agreement of the Adviser or Administrator, as applicable, enforceable against the Adviser or Administrator in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Adviser’s obligations hereunder and thereunder, and the Administrator’s obligations hereunder and thereunder, may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and by general equitable principles.

(iv) Each of the Adviser and Administrator has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Registration Statement and the Prospectus and under this Agreement, the Investment Management Agreement and the Administration Agreement, as applicable.

(v) The description of the Adviser and its business, and the statements attributable to the Adviser, in the Registration Statement and the Prospectus complied and comply in all material respects with the provisions of the 1933 Act, the 1940 Act, the Advisers Act, the Regulations and the Advisers Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The description of the Administrator and its business, and the statements attributable to the Administrator, in the Registration Statement and the Prospectus complied and comply in all material respects with the provisions of the 1933 Act, the 1940 Act, the Advisers Act, the Regulations and the Advisers Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(vi) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving each of the Adviser or the Administrator or their property is pending or, to the best knowledge of the Adviser and the Administrator, threatened that (i) is required to be described in the Prospectus that is not so described as required, (ii) could reasonably be expected to have a material adverse effect on the ability of the Adviser or the Administrator, as the case may be, to fulfill its obligations hereunder or under the Investment Management Agreement or the Administration Agreement or (iii) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Adviser or the Administrator, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto) (“Adviser/Administrator Material Adverse Effect”); and there are no agreements, contracts, indentures, leases, permits or other instruments relating to the Adviser or the Administrator that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the 1933 Act, the 1940 Act or the Regulations.

(vii) Except as otherwise stated therein, since the date as of which information is given in the Prospectus, (i) there has been no material, adverse change in the condition (financial or otherwise), prospects, earnings, business, regulatory status or properties of the Adviser or Administrator, whether or not arising from the ordinary course of business and (ii) there has been no transaction entered into by the Adviser or Administrator, which is material to the Adviser or Administrator, as the case may be, other than in the ordinary course of its business.

(viii) Each of the Adviser and the Administrator possesses all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business, and has not received any notice of proceedings relating to the revocation or modification of any such license, certificate, permit or authorization which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Adviser or Administrator, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

(ix) This Agreement, the Investment Management Agreement and the Administration Agreement comply in all material respects with all applicable provisions of the 1933 Act, the 1940 Act, the Regulations, the Advisers Act and the Advisers Act Regulations.

(x) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein or in the Investment Management Agreement and the Administration Agreement, except such as have been made or obtained under the 1933 Act, the 1940 Act, the 1934 Act, the Advisers Act and the rules and regulations of the FINRA and the Nasdaq Global Select Market, and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Sales Agent in the manner contemplated herein and in the Prospectus.

(xi) Neither the execution, delivery or performance by the Adviser of this Agreement or the Investment Management Agreement, or the execution, delivery or performance by the Administrator of this Agreement or the Administration Agreement, nor the consummation of the transactions herein or therein contemplated, nor the fulfillment of the terms hereof or thereof, conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Adviser or Administrator, as applicable, pursuant to, (i) the organizational documents of the Adviser or Administrator, as applicable (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Adviser or Administrator, as applicable, is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Adviser or Administrator, as applicable, of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Adviser or Administrator, as applicable, or any of their respective properties.

(xii) Neither the Adviser nor the Administrator has taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the 1934 Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities, and neither the Adviser nor the Administrator is aware of any such action taken or to be taken by any affiliates of the Adviser or Administrator.

(xiii) Neither the Adviser, the Administrator nor, to the knowledge of the Adviser or the Administrator, any director, officer, agent, employee or affiliate of the Adviser or the Administrator is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Adviser and the Administrator, and to the knowledge of the Adviser and the Administrator, its affiliates, have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(xiv) None of the Adviser, the Administrator or, to the knowledge of the Adviser or the Administrator, any director, officer, agent or employee of the Adviser or the Administrator or any of its subsidiaries is (A) a Person currently the subject or target of Sanctions or (B) located, organized or ordinarily resident in a country or territory that is the subject of Sanctions. The Adviser and the Administrator will not, directly or indirectly, use the proceeds of the sale of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiaries, joint venture partners or other Person, for the purpose of funding any activities of or business with any Person, or in any country or territory, that, at the time of such funding, is the subject of Sanctions or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions. In the past five (5) years, the Adviser and the Administrator have not knowingly engaged in, and are not now knowingly engaged in, any unauthorized dealings or transactions with any Person that at the time of the dealing or transaction is or was the subject or target of Sanctions.

(xv) The operations of the Adviser and its subsidiaries are and have been conducted at all times in compliance with applicable Money Laundering Laws and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Adviser or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Adviser, threatened.

(xvi) The Adviser maintains a system of internal controls sufficient to provide reasonable assurance that (i) transactions effectuated by it under the Investment Management Agreement are executed in accordance with its management’s general or specific authorization; and (ii) access to the Company’s assets is permitted only in accordance with its management’s general or specific authorization.

(xvii) The Administrator maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions for which it has bookkeeping and record keeping responsibility for under the Administration Agreement are recorded as necessary to permit preparation of the Company’s financial statements in conformity with generally accepted accounting principles and to maintain accountability for the Company’s assets and (ii) the recorded accountability for such assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(c) Officer’s Certificates. Any certificate signed by any officer of the Company, any of its subsidiaries, the Adviser or the Administrator delivered to the Sales Agent or to counsel for the Sales Agent shall be deemed a representation and warranty by the Company, the Adviser or the Administrator, as applicable, to the Sales Agent as to the matters covered thereby.

SECTION 2. Sale and Delivery of Securities.

(a) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell Securities from time to time through the Sales Agent, and the Sales Agent agrees to use its commercially reasonable efforts to sell, as sales agent for the Company, the Securities on the following terms.

(i) Each time that the Company wishes to sell Securities on any day that is a trading day for the Nasdaq Global Select Market (a “Trading Day”) (other than a Trading Day on which the Nasdaq Global Select Market is scheduled to close prior to its regular weekday closing time) pursuant to this Agreement (each, a “Placement”), the Company will instruct the Sales Agent in writing of the parameters in accordance with which it desires Securities to be sold, which shall at a minimum include the number of Securities to be offered, the time period during which sales are requested to be made, the minimum price below which sales may not be made and any limitation on the number of Securities that may be sold in any one day (a “Placement Notice”). The Sales Agent will, prior to 4:30 p.m. (New York City time) or, if later, within three hours after receipt of the Placement Notice, on the same business day (as defined below) on which such Placement Notice is delivered to the Sales Agent, issue to the Company a notice by email addressed to all of the Authorized Representatives (as defined below) confirming all of the parameters of the Placement. The Placement Notice shall be effective upon receipt by any of the Authorized Representatives of the email notice from the Sales Agent, unless and until (i) the entire amount of the Securities covered by the Placement Notice have been sold, (ii) in accordance with Section 2(a)(ii) hereof, the Company or the Sales Agent suspends or terminates the Placement Notice, (iii) the Company issues a subsequent

Placement Notice with parameters superseding those on the earlier dated Placement Notice, or (iv) this Agreement has been terminated under the provisions of Section 9. Subject to the terms and conditions hereof, the Sales Agent shall use its commercially reasonable efforts to offer and sell all of the Securities designated in the Placement Notice; provided, however, that the Sales Agent shall have no obligation to offer or sell any Securities, and the Company acknowledges and agrees that the Sales Agent shall have no such obligation in the event an offer or sale of the Securities on behalf of the Company may in the judgment of the Sales Agent constitute the sale of a “block” under Rule 10b-18(a)(5) under the 1934 Act, or a “distribution” within the meaning of Rule 100 of Regulation M under the 1934 Act or the Sales Agent reasonably believes it may be deemed an “underwriter” under the 1933 Act in a transaction that is other than (A) by means of ordinary brokers’ transactions between members of the Nasdaq Global Select Market that qualify for delivery of a Prospectus to the Nasdaq Global Select Market in accordance with Rule 153 under the 1933 Act or (B) directly on or through an electronic communication network, a “dark pool” or any similar market venue (the transactions described in (A) and (B) are hereinafter referred to as “At the Market Offerings”). In the event of a conflict between the terms of this Agreement and the terms of any Placement Notice, the terms of such Placement Notice will control.

(ii) Notwithstanding the foregoing, the Company or the Sales Agent may, upon notice to the other party by telephone (confirmed promptly by electronic mail from such party), suspend the offering of the Securities pursuant to this Agreement or suspend or terminate a previously issued Placement Notice; provided, however, that such suspension or termination shall not affect or impair the parties’ respective obligations with respect to the Securities sold hereunder prior to the giving of such notice. Each of the parties agrees that no such notice shall be effective against the other unless it is made to one of its authorized representatives as set forth on Schedule A hereto (the “Authorized Representatives”), as such Schedule may be amended from time to time.

(iii) The Sales Agent hereby covenants and agrees not to make any sales of the Securities on behalf of the Company, pursuant to this Section 2(a), other than (A) by means of At the Market Offerings and (B) such other sales of the Securities on behalf of the Company in its capacity as agent of the Company as shall be agreed by the Company and the Sales Agent.

(iv) The gross sales price of any Securities sold pursuant to this Agreement by the Sales Agent, as an agent of the Company, shall be the market price prevailing at the time of sale for Securities sold by the Sales Agent on the Nasdaq Global Select Market or otherwise, at prices related to prevailing market prices or, subject to specific instructions of the Company, at negotiated prices. The compensation to the Sales Agent, as an agent of the Company, for sales of the Securities shall be at a mutually agreed rate up to 1.5% of the gross sales price of the Securities sold pursuant to this Section 2(a). The foregoing rate of compensation shall not apply when the Sales Agent acts as principal, in which case the Company may sell Securities to the Sales Agent as principal at a price agreed upon at the relevant applicable time pursuant to a separate agreement (each, a “Terms Agreement”) relating to such sale. The remaining proceeds, after further deduction for any transaction fees imposed by any governmental or self-regulatory organization in connection with such sales, shall constitute the net proceeds to the Company for such Securities (the “Net Proceeds”). The Sales Agent shall notify the Company as promptly as practicable if any deduction referenced in the preceding sentence will be made.

(v) The Sales Agent shall provide written confirmation to the Company as soon as practicable following the close of trading on the Nasdaq Global Select Market each day on which the Securities are sold under this Section 2(a) setting forth the aggregate amount of the Securities sold on such day, the aggregate Net Proceeds to the Company, and the aggregate compensation payable by the Company to the Sales Agent with respect to such sales.

(vi) Settlement for sales of the Securities pursuant to this Section 2(a) will occur on the first Trading Day following the date on which such sales are made, unless another date shall be agreed upon by the Company and the Sales Agent (provided that, if such Trading Day is not a business day, then settlement will occur on the next succeeding Trading Day that is also a business day) (each such date, a “Settlement Date”). As used herein, the term “business day” means any day other than a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law, regulation or executive order to close. On each Settlement Date, the Securities sold through the Sales Agent for settlement on such date shall be delivered by the Company (through its transfer agent) to the Sales Agent against payment of the Net Proceeds for the sale of such Securities. Settlement for all such Securities shall be effected by electronically transferring the Securities by the Company to the Sales Agent’s account, or to the account of the Sales Agent’s designee, at the Depository Trust Company (“DTC”) through its Deposit and Withdrawal at Custodian System (“DWAC”) or by such other means of delivery as may be mutually agreed upon by the Company and the Sales Agent, which in all cases shall be freely tradable, transferable, registered shares eligible for delivery through DTC, in return for payments in same day funds delivered to the account designated by the Company. If the Company (or its transfer agent) shall default on its obligation to deliver the Securities on any Settlement Date, the Company shall (A) indemnify and hold the Sales Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and (B) pay the Sales Agent any commission to which it would otherwise be entitled absent such default. The Authorized Representatives, or any designees thereof as notified to the Sales Agent in writing, shall be the contact persons for the Company for all matters related to the settlement of the transfer of the Securities through DWAC for purposes of this Section 2(a)(vi).

(vii) Any obligation of the Sales Agent to use its commercially reasonable efforts to sell the Securities on behalf of the Company shall be subject to the continuing accuracy of the representations and warranties of the Company, the Adviser and the Administrator, to the performance by the Company, the Adviser and the Administrator of their obligations hereunder and to the continuing satisfaction of the additional conditions specified in Section 3 of this Agreement.

(b) If the Company wishes to sell the Securities other than as set forth in Section 2(a) of this Agreement, it may elect, in its sole discretion, to notify the Sales Agent of the proposed terms of such sale. If the Sales Agent, acting as principal, wishes to accept such proposed terms (which it may decline to do for any reason in its sole discretion) or, following discussions with the Company, wishes to accept amended terms, the Company will enter into a Terms Agreement setting forth the terms of such Placement. In the event of a conflict between the terms of this Agreement and the terms of any Terms Agreement, the terms of such Terms Agreement will control. For avoidance of doubt, nothing contained in this Agreement shall be construed to require the Company to engage the Sales Agent in connection with the offer and sale of any of its securities, including shares of the Common Stock, whether in connection with an underwritten offering or otherwise.

(c) In the event the Company engages the Sales Agent for a sale of Securities that would constitute the sale of a “block” under Rule 10b-18(a)(5) under the 1934 Act, or a “distribution,” within the meaning of Rule 100 of Regulation M under the 1934 Act, the Company and the Sales Agent will agree to compensation that is customary for the Sales Agent with respect to such transactions.

(d) Under no circumstances shall the Company cause or request the offer or sale of any Securities if, after giving effect to the sale of such Securities, the aggregate gross sales proceeds or the aggregate number of the Securities sold pursuant to this Agreement would exceed the amount available for offer and sale under the currently effective Registration Statement.

(e) If any party has reason to believe that the exemptive provisions set forth in Rule 101(c)(1) of Regulation M under the 1934 Act are not satisfied with respect to the Securities, it shall promptly notify the other parties and sales of the Securities under this Agreement shall be suspended until that or other exemptive provisions have been satisfied in the judgment of each party. Upon the reasonable request of the Company in writing to the Sales Agent (which such request may be by electronic mail), the Sales Agent shall promptly calculate and provide in writing to the Company a report setting forth, for the prior week, the average daily trading volume (as defined in Rule 100 of Regulation M under the 1934 Act) of the Common Stock.

(f) Each sale of the Securities to or through the Sales Agent shall be made in accordance with the terms of this Agreement or, if applicable, a Terms Agreement. The commitment of the Sales Agent to purchase the Securities pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the parties herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall specify the number of the Securities to be purchased by the Sales Agent pursuant thereto, the price to be paid to the Company for such Securities, any provisions relating to rights of, and default by, underwriters acting together with the Sales Agent in the reoffering of the Securities, any provisions relating to the granting of an option to purchase additional Securities for the purpose of covering over-allotments, and the time and date (each such time and date being referred to herein as a “Date of Delivery”) and place of delivery of and payment for such Securities. Such Terms Agreement shall also specify any requirements for opinions of counsel, accountants’ letters and officers’ certificates pursuant to Section 5 hereof and any other information or documents required by the Sales Agent.

(g) Subject to such further limitations on offers and sales of Securities or delivery of instructions to offer and sell Securities as are set forth herein and as may be mutually agreed upon by the Company and the Sales Agent offers and sales of Securities pursuant to this Agreement shall not be requested by the Company and need not be made by the Sales Agent at any time when or during any period in which the Company is in possession of material non-public information.

(h) The Company acknowledges and agrees that (A) there can be no assurance that the Sales Agent will be successful in selling the Securities, (B) the Sales Agent will not incur liability or obligation to the Company or any other person or entity if such Sales Agent does not sell Securities for any reason other than a failure by the Sales Agent to use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable law and regulations to sell such Securities in accordance with the terms of this Agreement and (C) the Sales Agent shall not be under any obligation to purchase Securities on a principal basis pursuant to this Agreement, except as otherwise specifically agreed in writing by the Sales Agent and the Company. For purposes of clarification, the Sales Agent shall only be deemed to be acting as a sales agent under this Agreement during the period beginning with the delivery of a Placement Notice from the Company to the Sales Agent and ending upon the suspension or termination of such Placement Notice.

(i) The Company agrees that, during the term of this Agreement, any offer to sell, any solicitation of an offer to buy, or any sales of Securities or sales of Common Stock pursuant to any At the Market Offering (as defined herein and within the meaning of Rule 415(a)(4) under the 1933 Act) shall only be effected by or through the Sales Agent or any Other Agent. Notwithstanding the foregoing or anything to the contrary in this Agreement, during the term of this Agreement, any offer to sell, any solicitation of an offer to buy, or any sales of Securities or sales of Common Stock that do not constitute an At the Market Offering (as defined herein and within the meaning of Rule 415(a)(4) under the 1933 Act), including any underwritten offering or private placement transaction exempt from the requirements of the 1933 Act, may be effected by the Company by or through any person or entity in the Company’s sole discretion.

SECTION 3. Covenants of the Company. The Company covenants with the Sales Agent as follows:

(a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(c), will comply with the requirements of Rule 415, Rule 430B, Rule 497 and Rule 424(b), and will notify the Sales Agent immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective or any amendment or supplement to the Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus, or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment or of any order preventing or suspending the use of the Prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(d) or 8(e) of the 1933 Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with the offering of the Securities. The Company will effect all filings required under Rule 424(b) and Rule 497 within the time period required by Rule 424(b) or Rule 497, as applicable, and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will use its commercially reasonable efforts to prevent the issuance of any stop order, prevention or suspension and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

(b) Filing of Amendments. The Company shall notify the Sales Agent promptly of the time on or after the date of this Agreement when any amendment to the Registration Statement has been filed or becomes effective or when the Prospectus or any supplement to any of the foregoing has been filed; and the Company shall cause the Prospectus and each amendment or supplement to the Prospectus to be filed with the Commission as required pursuant to Rule 424 under the 1933 Act, within the time period prescribed.

(c) Continued Compliance with Securities Laws. The Company will use its commercially reasonable efforts to comply with the 1933 Act and the 1933 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Registration Statement and the Prospectus. If at any time when a prospectus relating to the Securities is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Sales Agent or for the Company, to (i) amend the Registration Statement in order that the Registration Statement will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) amend or supplement the Prospectus in order that the Prospectus, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser or (iii) amend the Registration Statement or amend or supplement the Prospectus, as the case may be, in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly (A) give the Sales Agent notice of such event, (B) prepare any amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements and, a reasonable amount of time prior to any proposed filing or use, furnish the Sales Agent with copies of any such amendment or supplement and (C) file with the Commission any such amendment or supplement. The Company will furnish to the Sales Agent such number of copies of such amendment or supplement as the Sales Agent may reasonably request. The Company has given the Sales Agent notice of any filings made pursuant to the 1934 Act or the rules and regulations of the Commission of the 1934 Act (such rules and regulations, the “1934 Act Regulations”) within 48 hours prior to the Applicable Time; the Company shall give the Sales Agent notice of its intention to make any such filing and shall furnish the Sales Agent with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be.

(d) Delivery of Commission Filings. The Company has furnished or, upon written request of the Sales Agent, shall deliver to the Sales Agent and counsel for the Sales Agent, without charge, conformed copies of the Registration Statement, as originally filed, and of each amendment thereto (including exhibits filed therewith) and conformed copies of all consents and certificates of experts, and will also deliver to the Sales Agent, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for the Sales Agent. The copies of the Registration Statement and each amendment thereto furnished to the Sales Agent will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e) Delivery of Prospectuses. The Company will furnish to the Sales Agent, without charge, during the period when a prospectus relating to the Securities is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) as the Sales Agent may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Sales Agent will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(f) Blue Sky Qualifications. The Company will use its commercially reasonable efforts, in cooperation with the Sales Agent, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Sales Agent may designate and to maintain such qualifications in effect so long as reasonably required to complete the distribution of the Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(g) Rule 158. The Company will make generally available to its securityholders as soon as practicable an earnings statement that satisfies the provisions of Section 11(a) of the 1933 Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement; provided that the Company will be deemed to have complied with such request by filing such an earnings statement on EDGAR.

(h) Listing. The Company will use its commercially reasonable efforts to maintain the listing of the Common Stock (including the Securities) on the Nasdaq Global Select Market.

(i) DTC. The Company will cooperate with the Sales Agent and use its commercially reasonable efforts to permit the offered Securities to be eligible for clearance and settlement through the facilities of DTC.

(j) Use of Proceeds; OFAC. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Registration Statement and the Prospectus under “Use of Proceeds.” The Company will not directly or, to its knowledge, indirectly, use the proceeds of the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any subsidiaries, joint venture partners or other Person, to fund any activities of or business with any Person, or in any country or territory, that, at the time of such funding, is the subject of Sanctions (to the extent that such action would result in the violation by any person (including any person participating in the transaction, whether as underwriter, adviser, investor or otherwise) of Sanctions) or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions.

(k) Reporting Requirements. The Company, during the period when a Prospectus relating to the Securities is required to be delivered under the 1933 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and 1934 Act Regulations.

(l) Business Development Company Status. The Company will use its commercially reasonable efforts to maintain its status as a business development company; provided, however, the Company may cease to be, or withdraw its election as, a business development company, with the approval of the board of directors and a vote of stockholders as required by Section 58 of the 1940 Act or any successor provision. The Company will promptly notify the Sales Agent of its receipt of any such approval.

(m) Regulated Investment Company Status. The Company will use its commercially reasonable efforts to maintain its qualification as a regulated investment company under Subchapter M of the Code for each full fiscal year during which it is a business development company under the 1940 Act. The Company will promptly notify the Sales Agent of its failure to maintain such qualification.

(n) Accounting Controls. The Company will use commercially reasonable efforts to establish and maintain a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to the Company’s consolidated assets is permitted only in accordance with management’s authorization; (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; (E) material information relating to the Company and the assets managed by the Adviser is promptly made known to the officers responsible for establishing and maintaining the system of internal accounting controls; and (F) any significant deficiencies or weaknesses in the design or operation of internal accounting controls that could adversely affect the Company’s ability to record, process, summarize and report financial data, and any fraud whether or not material that involves management or other employees who have a significant role in internal controls, are adequately and promptly disclosed to the Company’s independent auditors and the audit committee of the Company’s board of directors.

(o) Disclosure Controls. The Company will use commercially reasonable efforts to establish and employ disclosure controls and procedures that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate to allow timely decisions regarding disclosure.

(p) Issuer Free Writing Prospectus. The Company represents and agrees that, without the prior consent of the Sales Agent (i) it will not distribute any offering material other than the Registration Statement or the Prospectus, and (ii) it has not made and will not make any offer relating to the Securities that would constitute a “free writing prospectus” as defined in Rule 405 under the 1933 Act, and which the parties agree, for the purposes of this Agreement, includes (x) any “advertisement” as defined in Rule 482 under the 1933 Act; and (y) any sales literature, materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Securities, including any in-person roadshow or investor presentations (including slides and scripts relating thereto) made to investors by or on behalf of the Company.

(q) Due Diligence Matters. The Company will cooperate with any reasonable due diligence review conducted by the Sales Agent or its respective agents in connection with the transactions contemplated hereby, including, without limitation, providing information and making available documents and senior officers, during regular business hours and at the Company’s principal offices, as the Sales Agent may reasonably request. The parties acknowledge that the due diligence review contemplated by this Section 3(q) will include, without limitation, during the term of this Agreement a quarterly diligence conference call to occur within five business days after each 10-Q filing or 10-K filing whereby the Company will make its senior corporate officers available to address diligence inquiries of the Sales Agent and will provide such additional information and documents as the Sales Agent may reasonably request.

(r) No Stabilization. The Company will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

(s) Regulation M. The Company will promptly notify the Sales Agents if it has reason to believe that the exemptive provisions set forth in Rule 101(c)(1) of Regulation M under the 1934 Act are not satisfied.

(t) Other Sales of Common Stock. At any time during the pendency of a Placement Notice, the Company will not sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to sell or otherwise dispose of or agree to dispose of, directly or indirectly, or permit the registration under the 1933 Act of, any shares of the Common Stock or any other securities that are substantially similar to the Common Stock or any securities convertible into or exchangeable or exercisable for the Common Stock or similar securities (including without limitation, any options, warrants or other rights to purchase the Common Stock or similar securities).

(u) The Company agrees that any offer to sell, any solicitation of an offer to buy, or any sales of Securities pursuant to this Agreement, the Sales Agreement or any Terms Agreement shall only be effected by or through only one of the Sales Agent or any Other Agent, as applicable, at any given time as determined by the Company, but in no event by more than one of them, and the Company shall in no event request that more than one of the Sales Agent or any Other Agent sell Securities during such time period.

SECTION 4. Payment of Expenses. The Company shall pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation and filing of the Registration Statement, the Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Sales Agent (including costs of mailing and shipment), (ii) the printing and delivery to the Sales Agent of this Agreement and such other documents as may be required in connection with the offering, purchase, sale or delivery of the Securities, (iii) the delivery of Securities to the Sales Agent, including any stock or other transfer taxes and any stamp or other duties payable upon the sale or delivery of the Securities to the Sales Agent, (iv) the fees and disbursements of the Company’s counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of this Agreement, including filing fees and the reasonable fees and disbursements of counsel for the Sales Agent in connection therewith and in connection with the preparation of blue sky surveys and any supplement thereto, (vi) the printing and delivery to the Sales Agent of copies of the Prospectus and any amendments or supplements thereto, (vii) the preparation and delivery to the Sales Agent of copies of the blue sky survey, if any, and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Securities, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Sales Agent in connection with, the review by FINRA of the terms of the sale of the Securities, and (x) the fees and expenses incurred in connection with the listing of the Securities on the NASDAQ. The Company may reimburse the Sales Agent for the reasonable legal fees and expenses of counsel to the Sales Agent in connection with their performance under this Agreement, on terms to be agreed upon from time to time between the Company and the Sales Agent. Except as set forth herein, the Sales Agent will pay all of its other out-of-pocket costs and expenses incurred in connection with entering into this Agreement and the transactions contemplated by this Agreement, including, without limitation, travel and similar expenses, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated.

SECTION 5. Conditions of the Sales Agent’s Obligations. The obligations of the Sales Agent hereunder are subject to the accuracy of the representations and warranties of the Company, the Adviser and the Administrator contained herein or in certificates of any officer of the Company, any of its subsidiaries, the Adviser or the Administrator delivered pursuant to the provisions hereof, to the performance by the Company, the Adviser and the Administrator of their respective covenants and other obligations hereunder, and to the following further conditions:

(a) Registration Statement. No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act, no order preventing or suspending the use of any Issuer Free Writing Prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated; and the Company has complied with each request (if any) from the Commission for additional information in connection with the Registration Statement. Any required filing of each Issuer Free Writing Prospectus pursuant to Rule 433 has been made in the manner and within the time period required by Rule 433(d).

(b) Opinions of Counsel for the Company, the Adviser and the Administrator. At or promptly after (i) each date on which the Company files a quarterly report on Form 10-Q or an annual report on Form 10-K, (ii) each date on which Securities are delivered to the Sales Agent pursuant to a Terms Agreement, or (iii) such date as the Sales Agent may reasonably request (the date of commencement of the offering of the Securities under this Agreement, the date of commencement of the offering of the Securities under this Agreement following the termination of a suspension period and each date referred to in subclauses (i), (ii) and (iii) above, each a “Representation Date”), the Sales Agent shall have received the favorable opinions, dated the Representation Date, of Simpson Thacher & Bartlett LLP, counsel for the Company, the Adviser and the Administrator, Miles & Stockbridge, Maryland counsel for the Company, and Richard, Layton & Finger, P.A., Delaware counsel for the Adviser and Administrator, in each case dated and delivered as of such Representation Date in form and substance reasonably satisfactory to counsel for the Sales Agent; provided that the obligations under this subsection (b) shall be deferred when no Placement Notice is pending for any Sales Agent or for any period that the Company has suspended the offering of Securities pursuant to Section 2(a)(ii) hereof (each, a “Suspension Period”) and shall recommence upon the termination of such Suspension Period and/or the Company’s submission of a Placement Notice to any Sales Agent (in which case the Company shall be required to deliver the required deliverable to the Sales Agent at such time if it was not delivered at the last Representation Date). Such counsels may state that insofar as such opinions involve factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries, the Adviser and the Administrator and certificates of public officials.

(c) Opinion of Counsel for the Sales Agent. At or promptly after each Representation Date, the Sales Agent shall have received the favorable opinion, dated the Representation Date, of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Sales Agent. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers and other representatives of the Company, its subsidiaries, the Adviser and the Administrator and certificates of public officials; provided that the obligations under this subsection (c) shall be deferred during a Suspension Period.

(d) Officers’ Certificates.

(i) At or promptly after each Representation Date, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement, or the Prospectus, any material adverse change in the business, properties, management, financial condition, prospects or results of operations of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Sales Agent shall have received a certificate of the chief executive officer or the president of the Company and of the chief financial or chief accounting officer of the Company, dated the Representation Date, to the effect that

(A) there has been no such material adverse change, (B) the representations and warranties of the Company in Section 1(a) of this Agreement are true and correct with the same force and effect as though expressly made at and as of the Representation Date, (C) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Representation Date, and (D) no stop order suspending the effectiveness of the Registration Statement under the 1933 Act has been issued, no order preventing or suspending the use of the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to their knowledge, contemplated by the Commission; provided that the obligations under this subsection (d)(i) shall be deferred during a Suspension Period.

(ii) At or promptly after each Representation Date, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, an Adviser/Administrator Material Adverse Effect, and the Sales Agent shall have received certificates of the general partner of the Adviser and authorized officers of the Administrator, dated the Representation Date, to the effect that (A) there has been no such Adviser/Administrator Material Adverse Effect with respect to the Adviser or the Administrator, as applicable, (B) the representations and warranties of the Adviser or the Administrator, as applicable, in Section 1(b) of this Agreement are true and correct with the same force and effect as though expressly made at and as of the Representation Date and (C) the Adviser or the Administrator, as applicable, has complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Representation Date; provided that the obligations under this subsection (d)(ii) shall be deferred during a Suspension Period.

(e) Accountant’s Comfort Letter.

(i) At or promptly after each Representation Date, the Sales Agent shall have received from each of (i) Deloitte & Touche LLP, in its capacity as the independent registered accounting firm for the Company for the fiscal years ended December 31, 2022 and December 31, 2023 and (ii) PricewaterhouseCoopers, in its capacity as the independent registered accounting firm for the Company for the fiscal year ended March 31, 2022, a letter, dated such date, in form and substance satisfactory to the Sales Agent, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the Company’s financial statements and certain financial information included or incorporated by reference in the Registration Statement and the Prospectus, other than with respect to (x) Merx’s financial statements and certain financial information included or incorporated by reference in the Registration Statement and the Prospectus and (y) the historical financial information of AFT and AIF included or incorporated by reference in the Registration Statement and the Prospectus; provided that the obligations under this subsection (e)(i) shall be deferred during a Suspension Period.

(ii) At or promptly after each Representation Date, the Sales Agent shall have received from Deloitte & Touche LLP, in its capacity as the independent registered accounting firm for each of AFT and AIF, a letter, dated such date, in form and substance satisfactory to the Sales Agent, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to AFT’s and AIF’s respective financial statements and certain financial information included or incorporated by reference in the Registration Statement and the Prospectus, in each case solely with respect to information relating to AFT or AIF, as the case may be, incorporated by reference in the Registration Statement and the Prospectus; provided that the obligations under this subsection (e)(ii) shall be deferred during a Suspension Period.

(f) Additional Documents. At or promptly after each Representation Date, counsel for the Sales Agent shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company, the Adviser and the Administrator in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Sales Agent and counsel for the Sales Agent.

SECTION 6. Indemnification.

(a) Indemnification of the Sales Agent by the Company, the Adviser and the Administrator. The Company, the Adviser and the Administrator, severally and not jointly, agree to indemnify and hold harmless the Sales Agent, its affiliates (as such term is defined in Rule 405 under the 1933 Act (each, an “Affiliate”)), its selling agents and each person, if any, who controls the Sales Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including any Rule 430B Information, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included (A) in any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto), or (B) in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Securities (“Marketing Materials”), including any road show as defined in Rule 433(h) under the 1933 Act (a “road show”) or investor presentations made to investors by the Company (whether in person or electronically), or the omission or alleged omission in any Issuer Free Writing Prospectus, the Prospectus or any Marketing Materials of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

(iii) against any and all expense whatsoever, as incurred (including the reasonably incurred and documented fees and disbursements of counsel chosen by the Sales Agent), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in the Registration Statement (or any amendment thereto), including any Rule 430B Information or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the Sales Agent Information; and provided, further the Adviser’s indemnity shall only apply to statements described in (i) above regarding the Adviser and the Administrator’s indemnity shall apply only to statements described in (i) above regarding the Administrator.

(b) Indemnification of Company, Directors, Officers, Adviser and Administrator. The Sales Agent agrees to indemnify and hold harmless the Company, the Adviser, the Administrator their directors, each of the Company’s officers who signed the Registration Statement and each person, if any, who controls the Company, the Adviser or the Administrator within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including any Rule 430B Information, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto), in reliance upon and in conformity with the Sales Agent Information.

(c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced (through the forfeiture of substantive rights and defenses) as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by the Sales Agent, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Adviser and the Administrator, on the one hand, and the Sales Agent, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Adviser and the Administrator, on the one hand, and of the Sales Agent, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. For the avoidance of doubt, the Adviser’s and the Administrator’s contribution agreement shall only apply to instances in which the Adviser or the Administrator has an indemnity obligation as described above in Section 6(a).

The relative benefits received by the Company, the Adviser and the Administrator, on the one hand, and the Sales Agent, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company, on the one hand, and the total commissions received by the Sales Agent, on the other hand, in each case as set forth on the cover of the Prospectus, bear to the aggregate Net Proceeds.

The relative fault of the Company, the Adviser and the Administrator, on the one hand, and the Sales Agent, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Adviser and the Administrator or by the Sales Agent and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company, the Adviser, the Administrator and the Sales Agent agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 7, the Sales Agent shall not be required to contribute any amount in excess of the commissions received by the Sales Agent in connection with the Securities sold by it.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

Notwithstanding anything in this Agreement to the contrary, any indemnification and contribution by the Company shall be subject to the requirements and limitations of Section 17(i) of the 1940 Act and any applicable guidance from the Commission or its staff thereunder.

For purposes of this Section 7, each person, if any, who controls the Sales Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and the Sales Agent’s Affiliates and selling agents shall have the same rights to contribution as the Sales Agent, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company, the Adviser or the Administrator within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company, the Adviser or the Administrator, as the case may be.

SECTION 8. Representations, Warranties and Agreements to Survive. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company, any of its subsidiaries, the Adviser or the Administrator submitted pursuant hereto, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Sales Agent or its Affiliates or selling agents, any person controlling the Sales Agent, its officers or directors or any person controlling the Company and (ii) delivery of and payment for the Securities.

SECTION 9. Termination of Agreement.

(a) Termination by the Company, the Adviser and the Administrator. The Company, the Adviser and the Administrator may terminate this Agreement, by giving written notice to the Sales Agent, at any time.

(b) Termination by the Sales Agent. The Sales Agent may terminate this Agreement, by written notice to the Company, at any time.

(c) Effectiveness of Termination. Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided that such termination shall not be effective until the close of business on the date of receipt of such notice by the Sales Agent or the Company, as the case may be.

(d) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, provided that Sections 1, 6, 7, 8, 14, 15 and 16 shall survive such termination and remain in full force and effect.

SECTION 10. No Joint Venture. The Company, the Adviser, the Administrator and the Sales Agent expressly acknowledge, understand and agree that the Sales Agent and the Other Agents are not, and shall not be deemed for any purpose, to be acting as an joint venture or partner of one another and that neither the Sales Agent nor the Other Agents assume responsibility or liability, express or implied, for any actions or omissions of, or the performance of services by the Sales Agent or the Other Agents, respectively, in connection with the offering of the shares of Common Stock pursuant to this Agreement or the Sales Agreement, or otherwise. The obligations of the Sales Agent hereunder and of the Other Agents under the Sales Agreement shall be several and not joint.

SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Sales Agent shall be directed to [     ], with a copy (which shall not constitute notice) to Skadden, Arps, Slate, Meagher & Flom LLP at One Manhattan West, New York, NY 10001, Attention: Michael K. Hoffman. Notices to the Company, the Adviser and the Administrator shall be directed to them at 9 West 57th Street, New York, NY 10019, Attention: Legal Department, with a copy (which shall not constitute notice) to Simpson Thacher & Bartlett LLP at 900 G Street, N.W., Washington, DC 20001, Attention: Steven Grigoriou.

SECTION 12. No Advisory or Fiduciary Relationship. The Company acknowledges and agrees that (a) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the public offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the Sales Agent, on the other hand, (b) in connection with the offering of the Securities and the process leading thereto, the Sales Agent is and has been acting solely as a principal and is not the agent or fiduciary of the Company, any of its subsidiaries or their respective stockholders, creditors, employees or any other party, (c) the Sales Agent has not assumed or will assume an advisory or fiduciary responsibility in favor of the Company with respect to the offering of the Securities or the process leading thereto (irrespective of whether the Sales Agent has advised or is currently advising the Company or any of its subsidiaries on other matters) and the Sales Agent has no obligation to the Company with respect to the offering of the Securities except the obligations expressly set forth in this Agreement, (d) the Sales Agent and its respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and (e) the Sales Agent has not provided any legal, accounting, regulatory or tax advice with respect to the offering of the Securities and the Company has consulted its own respective legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

SECTION 13. Parties. This Agreement shall each inure to the benefit of and be binding upon the Sales Agent, the Company, the Adviser, the Administrator and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Sales Agent, the Company, the Adviser and the Administrator and their respective successors and the controlling persons and officers and directors referred to in Section 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Sales Agent, the Company, the Adviser and the Administrator and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from the Sales Agent shall be deemed to be a successor by reason merely of such purchase.

SECTION 14. Trial by Jury. The Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates), the Adviser, the Administrator and the Sales Agent each hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

SECTION 15. GOVERNING LAW. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF, THE STATE OF NEW YORK.

SECTION 16. Consent to Jurisdiction; Waiver of Immunity. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby shall be instituted in (i) the federal courts of the United States of America located in the City and County of New York, Borough of Manhattan or (ii) the courts of the State of New York located in the City and County of New York, Borough of Manhattan (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court, as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

SECTION 17. TIME. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 18. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

SECTION 19. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

SECTION 20. Recognition of the U.S. Special Resolution Regimes.

(a) In the event that the Sales Agent that is a Covered Entity (as defined below) becomes subject to a proceeding under a U.S. Special Resolution Regime (as defined below), the transfer from the Sales Agent of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that the Sales Agent that is a Covered Entity or a BHC Act Affiliate (as defined below) of the Sales Agent becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against the Sales Agent are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

(c) For purposes of this Section 20, a “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Sales Agent, the Company, the Adviser and the Administrator in accordance with its terms.

Very truly yours,

MIDCAP FINANCIAL INVESTMENT CORPORATION

By:
Name:
Title:

APOLLO INVESTMENT MANAGEMENT, L.P.

By: ACC Management, LLC, its general partner

By:
Name:
Title:

APOLLO INVESTMENT ADMINISTRATION, LLC

By:
Name:
Title:

CONFIRMED AND ACCEPTED, as of the date first above written:

By:
Name:
Title:

SCHEDULE A

Company Authorized Representatives

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Sales Agent Authorized Representatives

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